Exhibit 10.6



           591,000 Warrants to Purchase One Share of Common Stock Each

                           LOCAL FINANCIAL CORPORATION

            VOID AFTER 5:00 P.M., EASTERN TIME, ON SEPTEMBER 8, 2002

         THIS CERTIFIES THAT for value received, FRIEDMAN, BILLINGS, RAMSEY & CO., INC., the registered holder hereof or registered assigns (the "Holder"), is entitled, subject to the terms and conditions hereinafter set forth, to purchase from Local Financial Corporation (herein called the "Company"), one fully paid and non-assessable share of Common Stock, $0.01 par value per share, of the Company (herein called the "Common Stock") for each Warrant comprising the aggregate number of Warrants set forth above, upon presentation and surrender of this Warrant Certificate with the Subscription Form attached hereto duly completed and at any time on or before the Expiration Date, as defined in Paragraph 2 on the reverse side hereof, to the Company's transfer agent, American Stock Transfer & Trust Company, 40 Wall Street, New York, New York 10005, or at such other office as shall have theretofore been designated by the Company by notice pursuant hereto and upon payment therefor of the Purchase Price specified in Paragraph 3 hereof.

         The shares of Common Stock of the Company subject to purchase hereunder are the shares of Common Stock of the Company as they may exist on the date of the exercise of the Warrants represented by this Warrant Certificate, whether or not the rights or interests represented by such shares are equivalent to the rights or interests represented by the shares of Common Stock of the Company authorized at the date hereof.

         Reference is hereby made to the further provisions of this Warrant Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed and delivered by one of its officers thereunto duly authorized.

                                      LOCAL FINANCIAL CORPORATION


                                            /s/ Edward A. Townsend
Dated: September 8, 1997              By:   __________________________________
                                            Edward A. Townsend, Chairman and
                                             Chief Executive Officer


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         The Warrants represented by this Warrant Certificate are subject to the following terms and conditions:

                  1. The purchase rights represented by this Warrant Certificate are exercisable, at the option of the Holder hereof, either in whole or from time to time in part (but not as to a fractional share of Common Stock), at any time during the period commencing on September 8, 1997 and terminating on the Expiration Date hereof. These Warrants shall expire in their entirety and no longer be exercisable at the close of business on the Expiration Date. Upon surrender of this Warrant Certificate and payment of the Purchase Price as set forth on the face hereof, the Company shall issue and deliver or instruct its transfer agent to issue and cause to be delivered with all reasonable dispatch to or upon the written order of the Holder and in such name or names as the Holder may designate, a certificate or certificates for the number of full shares of Common Stock so purchased upon the exercise of such Warrants. In case of the purchase of less than all the shares purchasable under this Warrant Certificate, the Company shall cancel this Warrant Certificate upon the surrender hereof and shall execute and deliver or instruct its transfer agent to deliver a new Warrant Certificate of like tenor for the balance of the shares purchasable hereunder.

                  2. The term "Expiration Date" shall mean 5:00 p.m., Eastern Time, on September 8, 2002, or if said date shall in the State of Delaware be a holiday or a day on which financial institutions are authorized to close, then the next following date which in the Stock of Delaware is not a holiday or a day on which financial institutions are authorized to close.

                  3. The purchase price for each share of Common Stock purchasable pursuant to the exercise of these Warrants (hereafter referred to as the "Purchase Price") shall be $10.00 per share subject to adjustment as provided in Paragraph 9 below. Payment of the aggregate Purchase Price shall be paid by check, money order, certified or bank cashier's check or by wire transfer.

                  4. The Company shall not be required to issue certificates representing fractions of shares of Common Stock.

                  5. The Company will, at all times while the Warrants are exercisable, keep reserved, out of its authorized Common Stock, a number of shares of Common Stock sufficient to provide for the exercise of the rights of purchase represented by the outstanding Warrants. Promptly after the Expiration Date, no shares will be subject to reservation in respect of such Warrants. The Company will take all such action as may be necessary to insure that all shares of capital stock issued upon exercise of these Warrants will be duly and validly authorized and issued and, upon receipt of consideration therefor, fully paid and non-assessable.

                                        2

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                  6. Subject to certain restrictions, these Warrants and all rights hereunder are transferable in whole or in part upon the books of the Company of the registered Holder hereof in person or by his duly authorized attorney, upon surrender of these Warrants duly endorsed, at the principal office of the Company or at such other office as shall have theretofore been designated by the Company by notice pursuant hereto; provided, however, that these Warrants are not transferable prior to the date of effectiveness of a registration statement related to these Warrants. These Warrants and the Common Stock underlying these Warrants shall be subject to the registration rights provided pursuant to the Registration Rights Agreement, dated as of September 8, 1997, by and among the Company, Friedman, Billings, Ramsey & Co., Inc. and each the other parties named on the signature pages thereto.

                  7. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, or destruction or mutilation of this Warrant Certificate, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant Certificate, if mutilated, the Company will make and deliver or instruct its transfer agent to deliver a new Warrant Certificate of like tenor, in lieu of this Warrant Certificate.

                  8. Prior to the exercise of these Warrants, the Holder of these Warrants shall not be entitled to any rights of a stockholder of the Company, including without limitation the right to vote, to receive dividends or other distributions.

                  9. The number and kind of securities purchasable upon the exercise of each Warrant and the Purchase Price shall be subject to adjustments from time to time upon the happening of certain events as hereinafter set forth:

                           9.1 The number of shares purchasable upon the
                  exercise of each Warrant and the Purchase Price shall be subject to adjustment as follows:

                                    (a) In case the Company shall (i) pay a
                           dividend in shares of Common Stock or make a distribution in shares of Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares, (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, or (iv) issue by reclassification of its shares of Common Stock or capital reorganization other securities of the Company, the number of shares purchasable upon exercise of each Warrant immediately prior thereto shall be adjusted so that the Holder of each Warrant shall be entitled to receive the kind and number of shares or other securities of the Company which the Holder would have owned or have been entitled to receive after the happening of any of the events described above, had such Warrant been exercised immediately prior to the happening of such event or any record date with respect thereto. An adjustment made pursuant to this Paragraph 9.1(a) shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

                                        3

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                                    (b) No adjustment in the number of shares
                           purchasable hereunder shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in the number of shares purchasable upon the exercise of each Warrant; provided, however, that any adjustments which by reason of this Paragraph 9.1(b) are not required to be made shall be carried forward and taken into account in any subsequent adjustment; and, provided, further, that all adjustments carried forward by reason of this Paragraph 9.1(b) shall be taken into account and the number of shares purchased upon the exercise of each Warrant shall be adjusted as of 7 days prior to the Expiration Date. If any adjustment is carried forward pursuant to this Paragraph 9.1(b), the Company may make the election available pursuant to Treasury Regulation Section 1.305-3(d)(2)(iii). All calculations shall be made to the nearest one-hundredth of a share.

                                    (c) Whenever the number of shares
                           purchasable upon the exercise of each Warrant is adjusted, as herein provided, the Purchase Price payable upon exercise of each Warrant shall be adjusted by multiplying the Purchase Price immediately prior to the adjustment by a fraction, of which the numerator shall be the number of shares purchasable upon the exercise of each Warrant immediately prior to the adjustment, and of which the denominator shall be the number of shares so purchasable immediately thereafter.

                                    (d) For the purpose of this Paragraph 9.1
                           the term "shares of Common Stock" shall mean (i) the class of stock designated as the Common Stock of the Company at the date of this Warrant, or (ii) any other class of stock resulting from successive changes or reclassifications of such shares consisting solely of changes in par value, or from par value to no par value, or from no par value to par value. In the event that at any time, as a result of an adjustment made pursuant to Paragraph 9.1(a) above, the Holder shall become entitled to purchase any shares of the Company other than shares of Common Stock, thereafter the number of such other shares so purchasable upon exercise of each Warrant and the Purchase Price of such shares shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the shares contained in Paragraph 9.1(a) through (c), inclusive, above.


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                           9.2 Whenever the number of shares purchasable upon
                  the exercise of each Warrant or the Purchase Price of such shares is adjusted, as herein provided, the Company shall cause to be mailed by first class mail, postage prepaid, to the Holder, notice of such adjustment or adjustments setting forth the number of shares purchasable upon the exercise of each Warrant and the Purchase Price of such shares after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made. Any failure by the Company to give notice to the Holder or any defect therein shall neither affect the validity of such adjustment or of the event resulting in the adjustment, nor of the Holder's rights to such adjustment.

                           9.3 Except as provided in Paragraphs 9.1 and 9.5, no
                  adjustment in respect of any dividends or distributions shall be made during the term of a Warrant or upon the exercise of a Warrant.

                           9.4 (a) In case of any consolidation of the Company with or merger of the Company into another corporation or in case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, such successor or purchasing corporation may assume the obligations hereunder, and may execute with the Company an agreement that the Holder shall have the right thereafter upon payment of the Purchase Price in effect immediately prior to such transaction to purchase upon exercise of each Warrant the kind and amount of shares and other securities and property (including cash) which he would have owned or have been entitled to receive after the happening of such consolidation, merger, sale or conveyance had such Warrant been exercised immediately prior to such action. The Company shall mail by first class mail, postage prepaid, to the Holder, notice of the execution of any such agreement. Such agreement shall provide for adjustments, which shall be as nearly equivalent as may be practicable to the adjustments provided for in Paragraph 9. The provisions of this Paragraph 9.4 shall similarly apply to successive consolidations, mergers, sales or conveyances.

                                    (b) In the event that such successor
                           corporation does not execute such an agreement with the Company as provided in Paragraph 9.4(a), then the Holder shall be entitled to exercise outstanding Warrants during a period of at least 30 days, which period terminates at least 5 days prior to consummation of the consolidation, merger, sale or conveyance, and thereby receive consideration in the consolidation, merger, sale or reconveyance on the same basis as other previously outstanding shares of the same class as the shares acquired upon exercise. Warrants not exercised in accordance with this

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                           Paragraph 9.4(b) before consummation of the
                           transaction will be cancelled and become null and void. The Company shall mail by first class mail, postage prepaid, to the Holder, at least 10 days prior to the first date on which the Warrant shall become exercisable pursuant to the provisions of this Paragraph 9.4(b), notice of the proposed transaction setting forth the first and last date on which the Holder may exercise outstanding Warrants and a description of the terms of this Warrant providing for cancellation of the Warrants in the event that Warrants are not exercised by the prescribed date.

                                    (c) The Company's failure to give any notice
                           required by this Paragraph 9.4 or any defect therein shall not affect the validity of any such agreement, consolidation, merger, sale or conveyance of property.

                           9.5 In case (i) the Company shall make any
                  distribution of its assets to holders of its shares of Common Stock as a liquidation or partial liquidation dividend or (ii) the Company shall liquidate, dissolve or wind up its affairs (other than in connection with a consolidation, merger or sale of all or substantially all of its property, assets and business as an entity), then the Company shall cause to be mailed to the Holder, by first class mail, at least 20 days prior to the applicable record date, a notice stating the date on which such distribution, liquidation, dissolution or winding up is expected to become effective, and the date on which it is expected that holders of shares of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property or assets (including cash) deliverable upon such distribution, liquidation, dissolution or winding up, and that the Holder may exercise outstanding Warrants during the 20-day period and, thereby, receive consideration in the liquidation on the same basis as other previously outstanding shares of the same class as the shares acquired upon exercise. The Company's failure to provide the notice required by this Paragraph 9.5 or any defect therein shall not affect the validity of such distribution, liquidation, dissolution or winding up.

                           9.6 Irrespective of any adjustments in the Purchase
                  Price or the number or kind of shares purchasable upon the exercise of the Warrants, Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the Warrants initially issued.

                  10. The Company may deem and treat the registered holder hereof as the absolute owner of these Warrants (notwithstanding any notations of ownership or writing hereon made by anyone other than the Company) for all purposes and shall not be affected by any notice to the contrary.

                  11. All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been made when delivered or mailed first class postage prepaid or delivered to a telegraph office for transmission:

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                           (i) if to the registered holder of these Warrants, at
                  the address of such holder as shown on the books of the Company; or

                           (ii) if to the Company, 3601 NW 63rd Street, Oklahoma
                  City, Oklahoma 73116-2087, or at such other address as may have been furnished to the Holder of these Warrants in writing by the Company.

                  12. These Warrants shall be construed in accordance with and governed by the laws of the State of Delaware.


                                        7

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                                  EXERCISE FORM

  (To be Executed by the Registered Holder in Order to Exercise these Warrants)

To:




         The undersigned hereby irrevocably exercise(s) the right to purchase ________ shares of the Company's Common Stock covered by the within Warrant Certificate according to the conditions thereof and herewith make(s) payment of the Purchase Price of $10.00 per share for such shares in full and request(s) that certificates for such shares by issued in the name of:

Please print Name and Address and provide Social Security or Federal Tax
I.D. No.:

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and, if said number of shares shall not be all the shares purchasable thereunder, that a new Warrant Certificate for the balance remaining of the whole number of shares purchasable under the within Warrant Certificate be registered in the name of the undersigned Holder(s) or assignee(s) as indicated below and delivered to the address stated below:

Dated: ___________, ____.
                                  Address:

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                                  Signature of Holder or Assignee



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                                  Signature of Holder or Assignee

                                  Note: The above signature(s) must correspond with the name(s) as written upon the face of this Warrant Certificate in every particular, without alteration or enlargement or any change whatever unless the Warrants have been assigned.

                                  Signature(s) Guaranteed By:


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                              ASSIGNMENT OF WARRANT

                 (To Be Signed Only Upon Assignment of Warrant)




To:


         Attention:

         FOR VALUE RECEIVED _________________________________ hereby sell(s), assign(s) and transfer(s) unto (please print or type Name, Address and Social Security or Federal Tax I.D. No. of Assignee):

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_____________ Warrant(s), together with all right, title and interest therein, and hereby irrevocably constituting and appointing __________________________ attorney, to transfer said Warrant(s) on the books of the Company, with full power of substitution in the premises.

Dated: _______________, ____

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                                  Signature of Record Holder



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                                  Signature of Holder or Assignee

                                  Note: The above signature(s) must correspond with the name(s) as written upon the face of this Warrant Certificate in every particular, without alteration or enlargement or any change whatever.


                                  Signature(s) Guaranteed By:


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